SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):                 July 4, 1998
                                                                  --------------

                         LOCKHART CARIBBEAN CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                               U.S. Virgin Islands
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)



         333-35105                                       65-0491618
   --------------------                            ----------------------
     (Commission File                                (I.R.S. Employer
          Number)                                  Identification Number)

    No. 44 Estate Thomas
    St. Thomas,
    U.S. Virgin Islands                                    00802
   --------------------                            ----------------------
   (Address of Principal                                 (Zip Code)
    Executive Officers)


       Registrant's telephone number, including area code (340) 776-1900
                                                          --------------





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Item 4.  Changes in Registrant's Certifying Accountant.


         (a)      Previous Independent Accountants

                  (i) The Audit and Compliance Committee of the Registrant's Board of Directors recommended that Price Waterhouse LLP be engaged as the Registrant's principal independent accountants in place of Ernst & Young LLP, and the Board of Directors unanimously approved the appointment of Price Waterhouse for the fiscal years ended December 31, 1998 through December 31, 2000. On July 4, 1998, the shareholders of the Registrant ratified the appointment of Price Waterhouse as the Registrant's independent accountants.

                  (ii) The accountants' reports of Ernst & Young on the Registrant's financial statements for each of the two most recent fiscal years ended December 31, 1997 and December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion, nor were the reports modified or qualified as to uncertainty, audit scope, or accounting principles.

                  (iii) During the Registrant's two most recent fiscal years and the interim period preceding this report, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused them to make reference thereto in their report.

                  (iv) During the Registrant's two most recent fiscal years and the interim period preceding this report, there have been no reportable events, as defined in Regulation S-K, Item 304(a)(1)(v).

         (b)      New Independent Accountants

                           The  Registrant  engaged Price  Waterhouse as its new
                  independent accountants as of July 4, 1998. During the Registrant's two most recent fiscal years and any subsequent interim period, the Registrant has not consulted with Price Waterhouse on items which (1) are described in Regulation S-K
                  Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accountants, as described in Regulation S-K Item 304(a)(2)(ii).


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

         16 Letter dated July 9, 1998, from Ernst & Young LLP, the Registrant's former accountants, to the SEC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 10, 1998                       LOCKHART CARIBBEAN CORPORATION


                                            By: /s/ John P. deJongh, Jr.
                                                --------------------------------
                                                John P. deJongh, Jr.
                                                President and Chief Operating
                                                Officer